UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 08, 2025

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report on Form 8-K, on December 8, 2025, 5E Advanced Materials, Inc., a Delaware corporation (the “Company”) held its 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). At the 2025 Annual Meeting, the Company’s stockholders approved an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Plan” and such amendment, the “Plan Amendment”) to increase the aggregate number of shares of common stock, par value $0.01 (the “Common Stock”), reserved for issuance under the Plan by 500,000 shares. The Plan Amendment was previously adopted by the Company’s Board of Directors on October 14, 2025.

The terms and conditions of the Plan, as amended by the Plan Amendment, are described in the section entitled “Proposal Four – To approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of Common Stock authorized for issuance” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 27, 2025 (the “Annual Meeting Proxy Statement”). The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As discussed above, on December 8, 2025, the Company held the 2025 Annual Meeting at which a quorum was present. At the 2025 Annual Meeting, the following matters, each as discussed in the Annual Meeting Proxy Statement, were voted upon by the Company’s stockholders:

1.
the election of each of four directors named in the Proxy Statement to serve on the Board of Directors (the “Board”) until the 2026 annual meeting of stockholders;
2.
the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2026;
3.
the approval, for purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff, (2) Curtis Hébert, (3) Barry Dick, and (4) Bryn Jones, members of the Board, in the Plan, each as a separate resolution (the “ASX Director Compensation Proposal”);
4.
the approval of an amendment to the Plan to increase the number of shares of Common Stock authorized for issuance (“Plan Amendment Proposal”);
5.
the approval of, for purposes of ASX Listing Rule 10.11 and for all other purposes, the Company’s entry into an agreement to issue warrants to purchase Common Stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates (the “Warrant Issuance Proposal”);
6.
the approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of the Company’s Common Stock upon the exercise of warrants (the “Common Stock Issuance Proposal”); and
7.
the approval of the adjournment of the 2025 Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six (the “Adjournment Proposal”). The Adjournment Proposal was presented at the 2025 Annual Meeting but not needed as Proposals Three, Four, Five and Six each received a sufficient number of votes for approval.

As disclosed under the heading "Voting Exclusion Statement” in the Annual Meeting Proxy Statement, under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below. Additionally, as disclosed in the Annual Meeting Proxy Statement, the vote required for the Warrant Issuance Proposal was the affirmative vote of the majority of votes cast by the Company’s “disinterested stockholders” (as such term is defined in Section 144 of the Delaware General Corporation Law). For purposes of the Warrant Issuance Proposal, “disinterested stockholders” did not include BEP Special Situations IV LLC, Ascend Global Investment Fund SPC for and on behalf of Strategic SP, Meridian Investments Corporation, each of their respective associates, or any of our directors or officers.

The following are the voting results for each matter presented to the Company’s stockholders at the 2025 Annual Meeting:

1. Election of Directors	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Graham van’t Hoff	16,360,330	409,554	4,698	1,620,821
Curtis Hébert	16,748,656	21,297	4,629	1,620,821
Barry Dick	16,362,275	408,078	4,229	1,620,821
Bryn Jones	16,763,540	6,413	4,629	1,620,821

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2. Ratification of the appointment of PwC as the Company’s independent auditors for the 2026 fiscal year	18,386,832	7,256	1,315	0

3. ASX Director Compensation Proposal	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Graham van’t Hoff	16,759,281	13,203	2,098	1,620,821
Curtis Hébert	16,759,252	12,997	2,333	1,620,821
Barry Dick	16,759,660	12,579	2,343	1,620,821
Bryn Jones	16,758,938	13,001	2,643	1,620,821

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
4. Plan Amendment Proposal	16,751,729	21,327	1,526	1,620,821

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5. Warrant Issuance Proposal	1,648,413	30,046	1,426	1,620,821

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
6. Common Stock Issuance Proposal	16,745,967	27,528	1,087	1,620,821

Based on the foregoing, each of the director nominees set forth in Proposal 1 was elected, the participation by each of the individuals set forth in Proposal 3 was approved, and Proposals 2, 4, 5 and 6 were approved. No other matters were submitted to or voted on by the Company’s stockholders at the 2025 Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	December 8, 2025	By:	/s/ Joshua Malm
Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary